UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 4, 2008
(Date of earliest event reported)

VCA ANTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16783	95-4097995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12401 West Olympic Boulevard Los Angeles, California 90064-1022
(Address of Principal Executive Offices)

(310) 571-6500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 4, 2008, VCA Antech, Inc. issued a press release which included preliminary results for the fourth quarter and year ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 8.01     OTHER EVENTS.

On February 4, 2008, VCA Antech, Inc. issued a press release which included financial guidance for 2008. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

EXHIBIT NO.         DESCRIPTION

99.1      Press Release: "VCA Antech, Inc. Reports Preliminary Fourth Quarter and Annual 2007 Results and Provides Financial Guidance for 2008"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCA Antech, Inc.
(Registrant)

Date:	February 4, 2008	By:	/s/ Tomas W. Fuller
			Name:	Tomas W. Fuller
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release: “VCA Antech, Inc. Reports Preliminary Fourth Quarter and Annual 2007 Results and Provides Financial Guidance for 2008”